AST BOND PORTFOLIO 2026
SCHEDULE OF INVESTMENTS	as of September 30, 2025 (unaudited)
	Shares	Value
Long-Term Investment — 95.9%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $30,084,474)	3,006,710	$33,284,275
Short-Term Investment — 2.9%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $994,389)	994,389	994,389

TOTAL INVESTMENTS—98.8% (cost $31,078,863)(wa)		34,278,664

Other assets in excess of liabilities(z) — 1.2%		426,482

Net Assets — 100.0%		$34,705,146

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2025:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
13	3 Month CME SOFR	Mar. 2026	$3,130,238	$7,776
15	3 Month CME SOFR	Sep. 2026	3,626,813	185
57	2 Year U.S. Treasury Notes	Dec. 2025	11,878,711	9,194
				17,155
Short Positions:
87	5 Year U.S. Treasury Notes	Dec. 2025	9,499,992	(5,974)
34	10 Year U.S. Treasury Notes	Dec. 2025	3,825,000	(10,922)
27	10 Year U.S. Ultra Treasury Notes	Dec. 2025	3,107,110	(36,067)
42	20 Year U.S. Treasury Bonds	Dec. 2025	4,896,938	(111,842)
22	30 Year U.S. Ultra Treasury Bonds	Dec. 2025	2,641,375	(73,305)
				(238,110)
				$(220,955)
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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